SECURITIES OFFERING ESCROW AGREEMENT

WHEREAS Georgia International Mining Corporation (the "Company"), proposes to conduct a public offering of its securities; and

WHEREAS the Company and Dennis Brovarone, (the Escrow Agent) desire to enter in this Securities Offering Escrow Agreement which provides for the Escrow Agent to receive, hold and disburse the offering proceeds and the securities as described herein.

THEREFORE, the Company and the Escrow Agent agree as follows:

1.	Appointment of Escrow Agent.  The Company hereby appoints Dennis Brovarone as Escrow Agent and the Escrow Agent hereby accepts such appointment on the terms and conditions set forth herein.

2.	Public Offering of Securities.  The public offering is being conducted in reliance upon effectiveness of a registration statement filed with the U.S. Securities and Exchange Commission and the Prospectus (the "Prospectus") contained therein dated __, 2005,pursuant to the Securities Act of 1933
(the Act). The Offering is for a minimum offering of 4,000,000 Units at $0.10 per Unit, each consisting of one share of its common stock and one common stock purchase warrant to acquire an additional share of common stock at $0.12 per share for the five year period from the date of subscription (the Offering)

3.	Representations of the Company.

The Company represents and warrants:

A.	The Company is in full compliance, to the extent applicable, with all obligations under Nevada, federal and Canadian law;

B.	The execution, delivery and performance of this Agreement and the consummation of the issuance of the Units and the transactions as described in the Prospectus are within the Company's corporate powers and have been duly authorized by all necessary corporate and stockholder action on behalf of the Company;

	C.	The Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made, not misleading;



4.	Escrow Account.	The Escrow Agent shall have established a bank deposit
account for the purposes herein as follows:

		Dennis Brovarone Escrow Agent for
		Georgia International Mining Corporation
		US Bank
		7550 Shaffer Parkway
		Littleton, Colorado 80127
		Telephone 720 981 7120

5.	Deposit of Offering Proceeds.	Pursuant to the Offering upon receipt
by the Escrow Agent of a Subscription Agreement and Offering proceeds,the Escrow Agent shall deposit the offering proceeds into the above described Account and provide written notice of receipt thereof to the Company.

6.	Deposit of Securities On or before the next business day of written notice to the Company of receipt of offering Proceeds,the Company shall deposit certificates for the Units subscribed to the Escrow Agent.

7.	Disbursement of Offering Proceeds and Securities if Minimum Offering
Proceeds are Deposited within Offering Period. Provided that $400,000 has been deposited with the Escrow Agent on or before ____, 2005 being 120 days from the effective date of the Prospectus unless extended by the Company upon written notice to the Escrow Agent for up to an additional 120 days, the Escrow Agent shall transfer the offering proceeds so deposited to the Company, minus all commissions or other disbursements required by the Subscription Agreement or as directed by the Company and the Escrow Agent's costs and an escrow fee of $1,000.
The Escrow Agent shall also deliver the certificates for the securities subscribed for to the Purchasers thereof by overnight courier. Upon taking such actions, the Escrow Agent shall be released from further obligation.

8.	Disbursement of Offering Proceeds and Securities if Minimum Offering
Proceeds are NOT Deposited within Offering Period.	In the event, that $400,000
has NOT been deposited with the Escrow Agent on or before ______, 2005 being 120 days from the effective date of the Prospectus unless extended by the
Company upon written notice to the Escrow Agent for up to an additional 120 days the Escrow Agent shall return the Offering proceeds to the subscribers who so deposited the Offering Proceeds without interest or deduction by overnight courier and return the certificates for the securities subscribed for to the
Company upon payment of the Escrow Agent's costs and an escrow fee of $1,000.
Upon taking such actions, the Escrow Agent shall be released from further obligation.



9.	Indemnification. The Company shall indemnify and hold harmless the Escrow
Agent from any and all liability for performance under this Agreement except for the Escrow Agent own negligence or willful misconduct.

IN WITNESS WHEREOF,the Purchaser has executed this Escrow Agreement on ______.

Georgia International Mining Corporation.
	(the Company)


BY: 		Mark Hague (signed)
	Mark Hague, President



	Dennis Brovarone
	(Escrow Agent)


			Dennis Brovarone (Signed)____
	Dennis Brovarone


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